UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2005 (January 27, 2005)

Lattice Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-18032 (Commission File Number)	93-0835214 (IRS Employer Identification No.)

5555 N. E. Moore Court Hillsboro, Oregon (Address of principal executive offices)		97124-6421 (Zip Code)

(503) 268-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                On January 27, 2005, the Board of Directors (the “Board”) of Lattice Semiconductor Corporation (“Lattice”) appointed Patrick S. Jones and David E. Coreson as members of the Board.  Mr. Jones will serve on the audit committee, on the nominating and governance committee and on a special litigation committee of the Board.  Mr. Coreson will serve on the compensation committee and on a special litigation committee of the Board.

                A copy of the press release announcing the appointments of Mr. Jones and Mr. Coreson to the Board is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release, dated January 27, 2005, entitled “Lattice Semiconductor Corporation Announces Appointment of Two New Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Date: February 2, 2005	By:	/s/ Jan Johannessen
Jan Johannessen Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 27, 2005, entitled “Lattice Semiconductor Corporation Announces Appointment of Two New Directors.”